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                                                                    EXHIBIT 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-75870) of PetroCorp Incorporated of our report dated March 7, 1997 appearing on page 28 of this Form 10-K.



PRICE WATERHOUSE LLP

Houston, Texas
March 24, 1997